SUBITEM 77Q1  Exhibits

INVESTMENT ADVISORY
CONTRACT

This Contract is made
 between PASSPORT
RESEARCH LTD an investment
 adviser
registered under
the Investment
Advisers Act of 1940
 having its principal
place of business in
Pittsburgh Pennsylvania
the Adviser and MONEY
 MARKET OBLIGATIONS
TRUST a
Massachusetts business
 trust having its
 principal place of
business in Pittsburgh
Pennsylvania the
Trust

WHEREAS the Trust is
an openend management
 investment company
as that term is
defined in the
 Investment Company
Act of 1940 the Act
and is registered
 as such with the
Securities and
Exchange Commission
and

WHEREAS the Adviser
is engaged in the
business of rendering
 investment advisory and
management services

NOW THEREFORE the parties
 hereto intending to
be legally bound agree
 as follows

1The Trust hereby
 appoints Adviser
as Investment Adviser
 for each of the
portfolios Funds
of the Trust on
whose behalf the
Trust executes an
exhibit to this
Contract and
Adviser by its
 execution of
each such exhibit
 accepts the
appointments
Subject to the
direction
of the Trustees
 of the Trust
Adviser shall
provide investment
 research and
supervision of the
investments of the
Funds and conduct
a continuous program
of investment
evaluation and of
appropriate sale
or other disposition
and reinvestment of
each Funds assets

2 Adviser in its
 supervision of the
 investments of each
of the Funds will be
 guided
by each of the Funds
 fundamental investment
 policies and the
provisions and restrictions
contained in the
Declaration of Trust
and ByLaws of the
Trust and as set forth
 in the Registration
Statements and exhibits
 as may be on file with
the Securities and
Exchange Commission

3 Each Fund shall pay
 or cause to be paid
on behalf of each
 Fund all of the Funds
expenses and the Funds
 allocable share of
Trust expenses including
 without limitation the
expenses of organizing
the Trust and continuing
 its existence fees
and expenses of officers
 and
Trustees of the Trust
 fees for investment
advisory services and
 personnel and
administrative
services fees and
expenses of preparing
and filing its
Registration Statements
under the
Securities Act of 1933
 and any amendments
thereto expense of
registering and
qualifying the
Trust the Funds
 and Shares of the
 Funds Shares under
 federal and state
laws and regulations
expenses of preparing
 printing and
distributing prospectuses
 and any amendments
thereto and
sales literature to
current shareholders
 interest expense
taxes fees and commissions
 of every kind
expenses of issue
including cost of
 Share certificates
purchase repurchase
 and redemption of
Shares including expenses
 attributable to a
program of periodic
issue charges and expenses
 of
custodians transfer agents
 dividend disbursing agents
 shareholder servicing
 agents and registrars
printing and mailing costs
 auditing accounting and
legal expenses reports to
shareholders and
governmental officers
and commissions expenses
 of meetings of Trustees
 and shareholders and
proxy solicitations
 therefor insurance
expenses association
membership dues and such
nonrecurring items as
 may arise including
all losses and liabilities
incurred in administering
the
Trust and the Funds
The Trust will also pay
each Funds allocable
share of such extraordinary
expenses as may arise
including expenses
incurred in connection
with litigation proceedings
 and
claims and the legal
obligations of the Trust
 to indemnify its officers
 and Trustees and agents
with respect thereto

4 The Trust on behalf
of each of the Funds
shall pay to Adviser
for all services
rendered to such Fund
by Adviser hereunder
the fees set forth in
 the exhibits attached
hereto

5 The Adviser may from
time to time and for
such periods as it
deems appropriate
reduce its compensation
 and if appropriate
assume expenses of one
or more of the Funds to the
extent that any Fund
s expenses exceed such
lower expense limitation
as the Adviser may by
notice to the Fund
voluntarily declare
to be effective

6 This Contract shall
begin for each Fund
as of the date that
the Trust executes an
exhibit to this Contract
 relating to such Fund
  This contract shall
remain in effect for
each Fund
until the first meeting
of Shareholders held
 after the execution
 date of an exhibit
relating to the
respective Fund and
if approved at such
meeting by the
shareholders of a
particular Fund shall
continue in effect
for such Fund for
 two years from the
 date of its execution
 and from year to
year thereafter subjec
t to the provisions
for termination and
all of the other terms
and conditions
hereof if  a such
continuation shall
be specifically
approved at least
annually by the vote of
 a
majority of the Trustees
 of the Trust including
 a majority of the
Trustees who are not
parties to
this Contract or
interested persons
of any such party
other than as
Trustees of the Trust
 cast in
person at a meeting
 called for that
purpose and b Adviser
 shall not have
notified the Trust in
writing at least sixty
60 days prior to
the anniversary date
 of this Contract
n any year thereafter
that it does not desire
such continuation with
 respect to that Fund
7 Notwithstanding any
provision in this
Contract it may be
 terminated at any
time
with respect to
any Fund without
the payment of any
penalty by the
Trustees of the
Trust or by a
vote of the majority
 of the outstanding
voting securities of
that Fund as defined
in Section 2a42
of the Act on sixty
 60 days written
notice to Adviser

8 This Contact may
not be assigned by
Adviser and shall
automatically terminate
 in
the event of any
 assignment  Adviser
may employ or
contract with such
 other person persons
corporation or
 corporations at
its own cost and
expense as it shall
determine in order
to assist it
in carrying out this
 Contract  So long
as Adviser remains a
 partnership Adviser
 shall notify the
Trust of any changes
 in the membership of
the partnership to the
extent required under
Section
205 of the Investment
Advisers Act of 1940

9 In the absence of
willful misfeasance
bad faith gross
negligence or reckless
disregard of the
obligations or duties
under this Contract
 on the part of Adviser
 Adviser shall not
be liable to the
Trust or to any of
the Funds or to any
 shareholder for any
 act or omission in
the
course of or connected
in any way with rendering
 services or for any
losses that may be
sustained in the purchase
 holding or sale of
any security

10 This Contract may
be amended at any
time by agreement of
the parties provided
that the amendment
shall be approved both
by the vote of a
 majority of the
Trustees of the Trust
including a majority
of the Trustees who
are not parties to
this Contract or
interested persons of
any such party to this
 Contract other than as
Trustees of the Trust
cast in person at a meeting
called for that purpose
and where required by
Section 15a2 of the Act
on behalf of a Fund by a
majority of the outstanding
 voting securities of
such Fund as defined in
Section 2a42 of the Act

11 The Adviser acknowledges
 that all sales
literature for investment
 companies such
as the Trust are subject
to strict regulatory
oversight  The Adviser
 agrees to submit any
proposed
sales literature for
the Trust or any Fund
or for itself or its
affiliates which mentions
the Trust or
any Fund to the Trusts
distributor for review
and filing with the
appropriate regulatory
authorities prior to the
 public release of any
such sales literature
The Trust agrees to cause its
distributors to promptly
review all such sales
 literature to
compliance with relevant
requirements to promptly
advise Adviser of any
 deficiencies contained
in such sales literature to
promptly file complying sales
 literature with the relevant
 authorities and to cause such
sales
literature to be distributed
 to prospective investors in
 the Trust

12 Adviser is hereby
expressly put on notice
 of the limitation of
liability as set forth
in Article XI of the
Declaration of Trust
and agrees that the
obligations pursuant
to this Contract
of a particular Fund
 and of the Trust with
respect to that
particular fund be l
imited solely to the
assets of that particular
Fund and Adviser shall
 not seek satisfaction
 of any such obligation
 from
any other Fund the
shareholders of any
Fund the Trustees officers
 employees or agents of the
Trust or any of them

13 This Contract shall
be construed in
accordance with and
governed by the laws of
the Commonwealth of
Pennsylvania

14 This Contract will
 become binding on
 the parties hereto
 upon their execution of
the attached exhibits
to this Contract

15 The Trust and the
Adviser hereby
acknowledge that
a Fund may disclose
shareholder nonpublic
 personal information
NPI to the Adviser as
agent of a Fund and
solely in
furtherance of fulfilling
the Advisers contractual
obligations under this
 Agreement in the
ordinary course of
business to support a
Fund and its shareholders
 The Adviser hereby
agrees to
be bound to use and
 redisclose such NPI
only for the limited
purpose of fulfilling
its duties and
obligations under this
 Agreement for law
 enforcement and
miscellaneous purposes
as permitted
in 17 CFR  24815 or
in connection with
 joint marketing
arrangements that
the Funds may
establish with the
 Adviser in accordance
with the limited
exception set forth
in 17 CFR  24813
The Adviser further
represents and
warrants that in
 accordance with
17 CFR  24830 it has
implemented and will
 continue to carry
out for the term of
the this Agreement
policies and
procedures reasonably
 designed to

insure the security
and confidentiality
of records and NPI
of Fund customers
protect against any
 anticipated threats
 or hazards to the
security or integrity
 of Fund
customer records
 and NPI and
	protect
against unauthorized
 access to or use of
 such Fund customer
records or NPI
that could result
in substantial harm or
 inconvenience to any
Fund customer

The Adviser may
redisclose Section
24813 NPI only to a
 the Funds and
affiliated persons of
the
Funds Fund Affiliates
 b affiliated persons
 of the Adviser Adviser
 Affiliates which in
 turn may
disclose or use the
information only to
the extent permitted
 under the original
receipt c a third
party not affiliated
with the Adviser of
the Funds Nonaffiliated
Third Party under the
service and
processing 24814 or
miscellaneous 24815
exceptions but only in t
he ordinary course of
business to carry out
the activity covered by
 the exception under
which the Adviser received
 the
information in the first
instance and d a
Nonaffiliated Third
Party under the
service provider and
joint marketing exception
 24813 provided the
 Adviser enters into
a written contract with
the
Nonaffiliated Third
Party that prohibits
 the Nonaffiliated
Third Party from
disclosing or using
the information other
 than to carry out
 the purposes for
 which the Funds
disclosed the
information in the
first instance  The
Adviser may redisclose
 Section 24814 NPI and
Section
24815 NPI to a the
Funds and Fund Affiliates
 b Adviser Affiliates
which in turn may disclose
 the
information to the same
extent permitted under
the original receipt
and c a Nonaffiliated
 Third
Party to whom the Funds
 might lawfully have
disclosed NPI directly
 The Adviser is obligated to
maintain beyond the
termination date of
this Agreement the
 confidentiality of
 any NPI it receives
from  a Fund in connection
with this Agreement or
any joint marketing
 arrangement and hereby
agrees that this
Section shall survive
such termination


Exhibit A
to the
Investment Advisory
Contract

TAXFREE INSTRUMENTS TRUST

For all services
 rendered by Adviser
hereunder the Trust
 shall pay to Adviser
 and Adviser
agrees to accept as
full compensation for
 all services rendered
hereunder an annual gross
investment advisory
fee equal to 05 of
 the average daily
 net assets of the Fund

The portion of the fee
based upon the average
daily net assets of the
 Fund shall be
accrued daily at the
rate of 1365th of 05
 of 1 applied to the
 daily net assets of
the Fund

The advisory fee so
 accrued shall be
paid to Adviser daily

Witness the due
 execution hereof
 this 31st day of July 2008


PASSPORT RESEARCH LTD


By  s G Andrew Bonnewell
Name  G Andrew Bonnewell
Title  Vice President


MONEY MARKET OBLIGATIONS TRUST


By  s J Christopher Donahue
Name  J Christopher Donahue
Title  President


LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE
PRESENTS dated as of
July 31 2008 that Money
Market
Obligations Trust a
business trust duly
organized under the
laws of the Commonwealth of
Massachusetts the Trust
does hereby nominate
constitute and appoint
Passport Research Ltd
limited partnership duly
 organized under the laws
 of the Commonwealth of
 Pennsylvania the
Adviser to act hereunder
as the true and lawful
agent and attorneyinfact
of the Trust acting on
behalf of each of the
series portfolios for
which the Adviser acts
 as investment adviser
shown on
Schedule 1 attached
 hereto and incorporated by
 reference herein each
such series portfolio being
hereinafter referred to
as a Fund and collectively
 as the Funds for the
specific purpose of
executing and delivering
all such agreements
instruments contracts
assignments bond powers
stock powers transfer
 instructions receipts
waivers consents and
other documents and
performing
all such acts as the
 Adviser may deem
necessary or reasonably
desirable related to the
acquisition disposition
andor reinvestment of the
 funds and assets of a
Fund of the Trust in
accordance with Advisers
 supervision of the
investment sale and
reinvestment of the
funds and
assets of each Fund
pursuant to the
authority granted
to the Adviser as
investment adviser of
each Fund under that
 certain investment
advisory contract
 dated July 31 2008
by and between
the Adviser and
the Trust such
investment advisory
contract as may be
amended supplemented
or otherwise modified
from time to time is
 hereinafter referred
 to as the Investment
Advisory
Contract

The Adviser shall
exercise or omit to
 exercise the powers
 and authorities
granted herein
in each case as
 the Adviser in
its sole and
absolute discretion
deems desirable or
appropriate
under existing
circumstances
The Trust hereby
 ratifies and
confirms as good
and effectual at law
or in equity all
that the Adviser
 and its officers
and employees may
do by virtue hereof
 However
despite the above
 provisions nothing
herein shall be
construed as imposing
 a duty on the Adviser
to act or assume
responsibility for
any matters referred
to above or other
matters even though the
Adviser may have power
or authority hereunder
 to do so  Nothing in
this Limited Power of
Attorney shall be
construed i to be
an amendment or
modifications of or
supplement to the
Investment Advisory
 Contract ii to amend
modify limit or
 denigrate any duties
obligations or
liabilities of the
 Adviser under the
terms of the Investment
 Advisory Contract or
iii exonerate
relieve or release the
Adviser any losses
obligations penalties
 actions judgments and
suits and
other costs expenses
and disbursements of
 any kind or nature
 whatsoever which may
be imposed
on incurred by or
asserted against the
 Adviser x under the
terms of the Investment
Advisory
Contract or y at law
or in equity for the
performance of its
duties as the investment
 adviser of
any of the Funds

The Trust hereby agrees
 to indemnify and save
 harmless the Adviser
and its Trustees
officers and employees
 each of the foregoing
an Indemnified Party
 and collectively the
Indemnified Parties
 against and from any
 and all losses
obligations penalties
actions judgments
and suits and other
 costs expenses and
 disbursements of
any kind or nature
whatsoever which
may be imposed on
incurred by or
 asserted against
an Indemnified
Party other than as a
consequence of gross
negligence or willful
 misconduct on the
part of an Indemnified Party
arising out of or in
connection with this
Limited Power of
Attorney or any other
 agreement
instrument or document
 executed in connection
 with the exercise of
the authority granted to
the
Adviser herein to act
 on behalf of the Trust
 including without
limitation the reasonable
costs
expenses and disbursements
 in connection with
defending such
Indemnified Party against
any
claim or liability related
to the exercise or
performance of any of
the Advisers powers or
duties
under this Limited Power
 of Attorney or any of
the other agreements
instruments or documents
executed in connection
 with the exercise of
the authority granted
to the Adviser herein
to act on
behalf of the Trust or
 the taking of any action
under or in connection
with any of the foregoing
The obligations of the
Trust under this paragraph
 shall survive the
 termination of this Limited
Power of Attorney with
respect to actions
taken by the Adviser
on behalf of the Trust during the
term of this Limited Power
of Attorney  No Fund shall
have any joint or several
obligation with
any other Fund to reimburse
or indemnify an Indemnified
 Party for any action event matter or
occurrence performed or
omitted by or on behalf of
the Adviser in its
capacity as agent or
attorneyinfact of Trust
 acting on behalf of any
 other Fund hereunder

Any person partnership
 corporation or other
 legal entity dealing
with the Adviser in its
capacity as attorneyinfact
 hereunder for the Trust
 is hereby expressly put
on notice that the
Adviser is acting solely
 in the capacity as an
agent of the Trust and
that any such person
partnership corporation
or other legal entity
must look solely to the
 Trust in question for
enforcement of any claim
against the Trust as
the Adviser assumes
no personal liability
whatsoever for
obligations of the
Trust entered into
by the Adviser in its
 capacity as
attorneyinfact for
the Trust
Each person partnership
corporation or other
 legal entity which
 deals with a Fund of the
Trust through the Adviser
 in its capacity as agent
 and attorneyinfact of
the Trust is hereby
expressly put on notice
 i that all persons or
entities dealing with
the Trust must look solely
to the
assets of the Fund of the
 Trust on whose behalf
the Adviser is acting
pursuant to its powers
hereunder for enforcement
of any claim against the
 Trust as the Trustees
officers andor agents of
such Trust the shareholders
 of the various classes
of shares of the Trust
and the other Funds of
the Trust assume no
personal liability
whatsoever for obligations
 entered into on behalf of
such
Fund of the Trust and ii
that the rights liabilities
 and obligations of any
one Fund are separate
and distinct from those
of any other Fund of th
e Trust

The execution of this
Limited Power of
 Attorney by the
Trust acting on behalf
 of
the several Funds shall
not be deemed to evidence
the existence of any
express or implied joint
undertaking or appointment
by and among any or all
 of the Funds  Liability
 for or recourse under
or upon any undertaking
of the Adviser pursuant
to the power or authority
granted to the Adviser
under this Limited Power
of Attorney under any
rule of law statute or
 constitution or by the
enforcement of any
 assessment or penalty
or by legal or equitable
 proceedings or otherwise
shall
be limited only to the
 assets of the Fund of
the Trust on whose
behalf the Adviser was
acting
pursuant to the authority
 granted hereunder

The Trust hereby agrees
that no person
partnership corporation
or other legal
entity dealing with
the Adviser shall be
bound to inquire into
 the Advisers power and
 authority
hereunder and any
 such person partnership
 corporation or other
legal entity shall be
fully
protected in relying
on such power or authority
 unless such person
 partnership corporation or
other legal entity has
received prior written
 notice from the Trust
that this Limited Power of
Attorney has been
revoked This Limited
Power of Attorney
shall be revoked and
terminated
automatically upon
 the cancellation or
 termination of the
 Investment Advisory
Contract between
the Trust and the
Adviser  Except as
provided in the
immediately preceding
 sentence the powers
and authorities herein
 granted may be revoked
 or terminated by the
Trust at any time
provided
that no such revocation
 or termination shall
be effective until the
 Adviser has received
actual
notice of such revocation
or termination in writing
 from the Trust

This Limited Power of
 Attorney constitutes
the entire agreement
 between the
Trust and the Adviser
may be changed only
by a writing signed by
both of them and shall
 bind
and benefit their
respective successors
 and assigns provided
however the Adviser
shall have no
power or authority hereunder
to appoint a successor or
substitute attorney in
fact for the Trust

This Limited Power
of Attorney shall
be governed and
construed in accordance
with the laws of
the Commonwealth
of Pennsylvania without
 reference to principles
of conflicts
of laws  If any provision
hereof or any power or
 authority conferred upon
the Adviser herein
would be invalid or
unexercisable under
applicable law then
such provision power
or authority
shall be deemed modified
to the extent necessary
 to render it valid or
exercisable while most
nearly preserving its
original intent and
no provision hereof
or power or authority
conferred upon
the Adviser herein
shall be affected
by the invalidity or
 the nonexercisability
 of another
provision hereof or
 of another power or
authority conferred herein

This Limited Power
 of Attorney may be
executed in as many
identical
counterparts as may
be convenient and by
 the different parties
hereto on separate counterparts
This Limited Power
of Attorney shall
become binding on
the Trust when the
Trust shall have
executed at least
one counterpart and
the Adviser shall
have accepted its
 appointment by
executing this
Limited Power of Attorney
 Immediately after the
 execution of a counterpart
original of this Limited
 Power of Attorney and
solely for the convenience
of the parties hereto
the Trust and the Adviser
will execute sufficient
counterparts so that
the Adviser shall have a
counterpart executed by
 it and the Trust and
the Trust shall have a
counterpart executed by
the
Trust and the Adviser
  Each counterpart
 shall be deemed an
original and all
such taken together
shall constitute but
 one and the same
 instrument and it
 shall not be
necessary in making
 proof of
this Limited Power
 of Attorney
to produce or account
 for more than one
such counterpart
IN WITNESS WHEREOF
the Trust has caused
this Limited Power of
 Attorney to
be executed by its
duly authorized officer
 as of the date first
written above


Money Market Obligations Trust



By  s J Christopher Donahue
Name  J Christopher Donahue
Title  President



Accepted and agreed to this
31st day of July 2008



Passport Research Ltd



By s G Andrew Bonnewell
Name  G Andrew Bonnewell
Title  Vice President


Schedule 1
to Limited Power
of Attorney
dated as of July 31 2008
by Money Market Obligations
Trust
the Trust  acting on
behalf of each of the series
 portfolios
listed below and appointing
Passport Research Ltd
the attorneyinfact of the
Trust


List of Series Portfolios


TaxFree Instruments Trust